NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund

Supplement dated July 10, 2023
to the Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Effective immediately, the Prospectus is amended as follows:

1.	The tables under the headings “Portfolio Management - Portfolio Managers” on pages 7 and 13 of the Prospectus are deleted in their entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Core Sleeve
Christopher C. Graham	Chief Investment Officer, NFA	Since 2016
Keith P. Robinette, CFA	Senior Director of Asset Strategies, NFA	Since 2017
Andrew Urban, CFA	Senior Director of Asset Strategies, NFA	Since 2017

Volatility Overlay
Michael Charron, CFA, FRM	Investment Professional, NWAM	Since 2023
Thomas Christensen	Senior Investment Professional, NWAM	Since 2023
Joseph Hanosek	Senior Investment Professional, NWAM	Since 2023

2.	The first paragraph under the heading “Fund Management – Subadviser” on page 25 of the Prospectus is deleted in its entirety and replaced with the following:

Subject to the oversight of NFA and the Board of Trustees, the subadviser will manage all or a portion of the assets in each Fund’s Volatility Overlay in accordance with the Funds’ investment objectives and strategies. With regard to each Fund’s Volatility Overlay, the subadviser is responsible for executing trades to meet the target futures position requirements, including selecting the various futures contracts and the timing of the placement of the trades, as well as selecting the appropriate futures brokers based on best execution considerations. The subadviser is also responsible for maintaining all outstanding margin accounts and, to the extent not managed by NFA, residual cash, and for monitoring the value of each Fund’s futures positions. NFA pays the subadviser from the management fee it receives from each Fund.

3.	The information relating to the “NWAM” on page 26 of the Prospectus is deleted in its entirety and replaced with the following:

Michael Charron, CFA, FRM; Thomas Christensen and Joseph Hanosek, are jointly responsible for derivatives trading and execution for each Fund’s Volatility Overlay.

Mr. Charron joined Nationwide Mutual, the parent company of NWAM, in 2014. He is an Investment Professional and is responsible for trading derivatives for Nationwide Mutual and its affiliates.

Mr. Christensen joined Nationwide Mutual, the parent company of NWAM, in 2005. He is a Senior Investment Professional and is responsible for trading derivatives for Nationwide Mutual and its affiliates.

Mr. Hanosek joined Nationwide Mutual, the parent company of NWAM, in 1999. He is a Senior Investment Professional and is responsible for trading derivatives for Nationwide Mutual and its affiliates.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE